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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hercules Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred G. Aanonsen, Vice President and Controller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Except as set forth below, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Pursuant to Securities and Exchange Commission Regulation S-X, Rule 3-10, the Company is required to provide condensed consolidating financial information on the Company and its subsidiaries in a prescribed format in all periodic reports filed with the SEC. The preparation of the condensed consolidating financial information is a complex process requiring substantial resources and the information necessary to present all of the required disclosures was not available in time to be included in the Report. The Company is in the process of preparing the required condensed consolidating financial information and intends to file a Form 10-Q/A, which will include this information, as soon as it is available.


/s/        Fred G. Aanonsen

Fred G. Aanonsen
Vice President and Controller
August 19, 2002